Exhibit 99.2

This Statement on Form 3 is filed by CKX Entertainment Offeror Sub, LLC, CKX Entertainment UK Limited, CKX Entertainment, Inc., CKX Entertainment Holdings, Inc., Apollo CKX Holdings, L.P., Apollo CKX Holdings GP, LLC, Apollo Management VII, L.P., AIF VII Management, LLC, Apollo Management, L.P., Apollo Management GP, LLC, Apollo Management Holdings, L.P., and Apollo Management Holdings GP, LLC.

Name of Designated Filer:  Apollo Management Holdings GP, LLC

Date of Event Requiring Statement:  June 16, 2011

Issuer Name and Ticker or Trading Symbol: CKX, Inc. (CKXE)

CKX ENTERTAINMENT OFFEROR SUB, LLC

By:	/s/ Thomas P. Benson
Name:	Thomas P. Benson
Title:	Chief Financial Officer

CKX ENTERTAINMENT UK LIMITED

By:	/s/ Stan Parker
Name:	Stan Parker
Title:	Director

CKX ENTERTAINMENT, INC.

By:	/s/ Thomas P. Benson
Name:	Thomas P. Benson
Title:	Chief Financial Officer

CKX ENTERTAINMENT HOLDINGS, INC.

By:	/s/ Darren Glatt
Name:	Darren Glatt
Title:	Director

APOLLO CKX HOLDINGS, L.P.

By:	Apollo CKX Holdings GP, LLC
Its General Partner

	By:	Apollo Management VII, L.P.
Its manager

		By:	AIF VII Management, LLC
Its general partner

			By:	/s/ Laurie D. Medley
			Name:	Laurie D. Medley
			Title:	Vice President

APOLLO CKX HOLDINGS GP, LLC

By:	Apollo Management VII, L.P.
Its manager

	By:	AIF VII Management, LLC
Its general partner

		By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

APOLLO MANAGEMENT VI, L.P.

By:	AIF VII MANAGEMENT, LLC
Its General Partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

AIF VII MANAGEMENT, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO MANAGEMENT, L.P.

By:	APOLLO MANAGEMENT GP, LLC
Its General Partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO MANAGEMENT GP, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	APOLLO MANAGEMENT HOLDINGS, GP, LLC
Its General Partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President